Other Assets (Tables)	12 Months Ended
Dec. 31, 2011
Other Assets [Abstract]
Components of Other assets

Other assets consist of the following (in thousands):

	December 31,
	2011	2010
Intangible assets:
In-place leases (including lease origination costs and fair market value of leases), net	$24,798	$14,228
Tenant relations, net	22,772	9,035

Total intangible assets	47,570	23,263
Other assets:
Prepaid expenses	10,375	11,566
Deposits	6,788	17,306
Other assets	2,893	3,473

Total other assets	$67,626	$55,608